    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 27, 1997

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                          INFORMATION RESOURCES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

               DELAWARE                              36-2947987
    (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

                           150 NORTH CLINTON STREET
                            CHICAGO, ILLINOIS 60661
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

     INFORMATION RESOURCES, INC. 401(K) RETIREMENT SAVINGS PLAN AND TRUST
                           (FULL TITLE OF THE PLAN)

                               ----------------

                             MR. EDWARD S. BERGER
                                GENERAL COUNSEL
                          INFORMATION RESOURCES, INC.
                           150 NORTH CLINTON STREET
                            CHICAGO, ILLINOIS 60661
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                (312) 726-1221
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH A COPY TO:
                             ROBERT A. MCWILLIAMS
                               FREEBORN & PETERS
                      311 SOUTH WACKER DRIVE, SUITE 3000
                            CHICAGO, ILLINOIS 60606
                                (312) 360-6000

                               ----------------

                        CALCULATION OF REGISTRATION FEE
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
                                          PROPOSED        PROPOSED
                            AMOUNT        MAXIMUM          MAXIMUM       AMOUNT OF
  TITLE OF SECURITIES        TO BE     OFFERING PRICE     AGGREGATE     REGISTRATION
  TO BE REGISTERED(1)    REGISTERED(1)  PER SHARE(2)  OFFERING PRICE(2)     FEE
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
Common Stock ($.01 par
 value).................    400,000       $14.3125       $5,725,000        $1,735
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
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(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan listed above.
(2) Estimated pursuant to Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee and based upon the average of the high and low prices of the Common Stock as reported by The Nasdaq Stock Market on March 21, 1997.

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

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

  The following documents filed by Information Resources, Inc. (the "Company" or "Registrant") and the Information Resources, Inc. 401(k) Retirement Savings Plan and Trust (the "Plan") with the Securities and Exchange Commission (the "Commission") are incorporated in and made a part of this Registration Statement by reference, except to the extent that any statement or information therein is modified, superseded or replaced by a statement or information contained in any subsequently filed document incorporated herein by reference:

    (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1996;

    (b) the Plan's Annual Report on Form 11-K for the year ended December 31, 1995, to be filed concurrently with this Registration Statement;

    (c) the description of the Company's common stock, par value $.01 per share, contained in the Company's Registration Statement on Form 8-A dated December 22, 1983; and

    (d) the description of the Company's stock purchase rights contained in the Company's Registration Statement on Form 8-A dated March 15, 1989.

  All other documents filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered under the Registration Statement have been sold, or deregistering all securities then remaining unsold, are also incorporated herein by reference and shall be a part hereof from the date of the filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

  Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

  Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Incorporated by reference from Item 6 of the Company's Registration on Form S-8 (File No. 33-52721)

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

  Not applicable.

ITEM 8. EXHIBITS.

  See "Exhibit Index" immediately following the signature pages hereto. The Registrant hereby undertakes to submit Amendment No. 2 to the Plan to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

ITEM 9. UNDERTAKINGS.

  The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

    Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

    (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 25th day of March, 1997.

                                          Information Resources, Inc.

                                                    /s/ Gian M. Fulgoni
                                          By: _________________________________
                                             Gian M. Fulgoni, Chief Executive
                                                          Officer

                               POWER OF ATTORNEY

  Know all men by these presents, that each person whose signature appears below constitutes and appoints Gian M. Fulgoni and Edward S. Berger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on March 25, 1997.

                 SIGNATURE                                     TITLE
                 ---------                                     -----


            /s/ Gian M. Fulgoni             Chief Executive Officer (principal
___________________________________________   executive officer)
              Gian M. Fulgoni

             /s/ Gary M. Hill               Executive Vice President and Chief
___________________________________________   Financial Officer (principal financial
               Gary M. Hill                   officer)

        /s/ John P. McNicholas, Jr.         Controller (principal accounting officer)
___________________________________________
          John P. McNicholas, Jr.

         /s/ Thomas W. Wilson, Jr.          Chairman of the Board of Directors
___________________________________________
           Thomas W. Wilson, Jr.

           /s/ James G. Andress             Director
___________________________________________
             James G. Andress

            /s/ Gerald J. Eskin             Director and Vice Chairman
___________________________________________
              Gerald J. Eskin

           /s/ Jeffrey P. Stamen            Director
___________________________________________
             Jeffrey P. Stamen


                 SIGNATURE                                     TITLE
                 ---------                                     -----
           /s/ Edwin E. Epstein             Director
___________________________________________
             Edwin E. Epstein
           /s/ John D.C. Little             Director
___________________________________________
             John D.C. Little

           /s/ Leonard M. Lodish            Director
___________________________________________
             Leonard M. Lodish

           /s/ Edward E. Lucente            Director
___________________________________________
             Edward E. Lucente

            /s/ Edith W. Martin             Director
___________________________________________
              Edith W. Martin

            /s/  Glen L. Urban              Director
___________________________________________
               Glen L. Urban


  The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on March 25, 1997.

                                          Information Resources, Inc. 401(k)
                                          Retirement Savings Plan and Trust

                                                   /s/ Gary M. Hill
                                          By: _________________________________
                                          Name: Gary M. Hill
                                          Title: Executive Vice President and
                                              Chief Financial Officer,
                                              Information Resources, Inc.

                                 EXHIBIT INDEX

                                                                     SEQUENTIAL
 EXHIBIT                                                                PAGE
 NUMBER                     DOCUMENT DESCRIPTION                       NUMBER
 -------                    --------------------                     ----------
   4.1   Certificate of Incorporation of the Registrant, as
         amended (incorporated by reference to Exhibit 3(a) to the
         Registrant's Annual Report on Form 10-K for the year
         ended December 31, 1988, and Exhibit 3(c) to the
         Registrant's Annual Report on Form 10-K for the year
         ended December 31, 1989)                                       IBRF
   4.2   By-Laws of the Registrant, as amended (incorporated by
         reference to Exhibit 3(b) to the Registrant's Annual
         Report on Form 10-K for the year ended December 31, 1988,
         and Exhibit 3(d) to the Registrant's Annual Report on
         Form 10-K for the year ended December 31, 1989)                IBRF
   4.3   Form of Rights Agreement between the Registrant and
         Harris Trust and Savings Bank, as Rights Agent
         (incorporated by reference to Exhibit 4.1 to the
         Registrant's Registration Statement on Form 8-A filed
         with the Commission on March 15, 1989)                         IBRF
   4.4   Information Resources, Inc. Amended and Restated 401(k)
         Retirement Savings Plan and Trust (incorporated by
         reference to Exhibit 10(hh) to the Registrant's Annual
         Report on Form 10-K for the year ended December 31, 1996)      IBRF
   4.5   First Amendment to the Information Resources, Inc.
         Amended and Restated 401(k) Retirement Savings Plan and
         Trust (incorporated by reference to Exhibit 10(ii) to the
         Registrant's Annual Report on Form 10-K for the year
         ended December 31, 1996)                                       IBRF
   4.6   Second Amendment to the Information Resources, Inc.
         Amended and Restated 401(k) Retirement Savings Plan and
         Trust (incorporated by reference to Exhibit 10(jj) to the
         Registrant's Annual Report on Form 10-K for the year
         ended December 31, 1996)                                       IBRF
   4.7   Trust Agreement between Information Resources, Inc. and
         Fidelity Management Trust Company dated as of July 1,
         1996 (incorporated by reference to Exhibit 10(kk) to the
         Registrant's Annual Report on Form 10-K for the year
         ended December 31, 1996)                                       IBRF
   4.8   First Amendment to Trust Agreement between Information
         Resources, Inc. and Fidelity Management Trust Company
         dated as of July 1, 1996 (incorporated by reference to
         Exhibit 10(ll) to the Registrant's Annual Report on Form
         10-K for the year ended December 31, 1996)                     IBRF
  23.1   Consent of Ernst & Young LLP (filed herewith).                   EF
  23.2   Consent of Grant Thornton LLP (filed herewith).                  EF
  23.3   Consent of Grant Thornton LLP (filed herewith).                  EF
  24     Power of Attorney (contained on signature page)